UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 29, 2000

                           Commission File No. 0-25357


                               TRAVELNOW.COM INC.
                               ------------------
                 (Name of Small Business Issuer in its Charter)


           Delaware                                      59-3391244
           --------                                      ----------
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
Incorporation or organization)


         318 Park Central East - Suite 418, Springfield, Missouri 65806
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (417) 864-3600
                                 --------------
                (Issuer's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On November 29, 2000, TravelNow.com Inc. (the "Company") announced that its Board of Directors had retained Legg Mason Wood Walker, Incorporated to assist the Company in exploring strategic alternatives that may be available to the Company to maximize shareholder value. Such strategic alternatives may include a potential sale of the Company, asset sales, new equity partners, joint ventures and/or additional financing.

The Company emphasized that there is no assurance that the strategic review will lead to any transaction and it is committed to its continued independent operation if no strategic alternative is identified. The Company has no present intention of changing its current operations or reducing its work force. On November 29, 2000, the Company issued a press release disclosing the above actions, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7. EXHIBIT.

99.1 Press Release regarding retention of Legg Mason Wood Walker, Inc. dated November 29, 2000.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TRAVELNOW.COM INC.


Date: December 6, 2000                         By: /s/ H. Whit Ehrler
----------------------                         ----------------------
                                               Name: H. Whit Ehrler
                                               Title: Vice President & CFO